UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  March 22, 2024

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 21, 2024, Alzamend Neuro, Inc., a Delaware corporation (the “Company”) entered into a warrant amendment agreement (the “Warrant Amendment Agreement”) with Ault Lending, LLC, a California limited liability company (the “Holder”), relating to the warrant issued to the Holder on January 31, 2024 (the “Warrant”), pursuant to a securities purchase agreement between the Company and the Holder, whereby the Holder purchased shares of Series B convertible preferred stock (“Series B Convertible Preferred Stock”) and the Warrant. Pursuant to the Warrant Amendment Agreement, the Holder agreed to amend the Warrant to revise section 3(d) to remove certain language that could have caused the Warrant to not be classified as equity. No other amendments were made to the Warrant.

The forgoing description of the Company’s Warrant Amendment Agreement is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.03 below is hereby incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

As previously reported on Current Report Form 8-K filed on March 6, 2024, on March 1, 2024, the Company filed an Amended and Restated Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “First Amended and Restated Certificate of Designations”). On March 21, 2024, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the First Amended and Restated Certificate of Designations (the “COD Amendment”). The COD Amendment amended the First Amended and Restated Certificate of Designations to delete sections 5(b) and 5(c) to remove certain language regarding liquidation preference rights that could have caused the Series B Convertible Preferred Stock to not be classified as equity. No other amendments were made to the First Amended and Restated Certificate of Designations.

The foregoing description of the COD Amendment is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, filed with the Delaware Secretary of State on March 21, 2024.

4.1	Form of Amendment to Warrant.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: March 22, 2024	/s/ Henry Nisser
Henry Nisser Executive Vice President and General Counsel